UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2008

WCA Waste Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50808	20-0829917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverway, Suite 1400, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (713) 292-2400

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

This report (the "Amended Report") amends the current report on Form 8-K filed by WCA Waste Corporation (the "Company") with the Securities and Exchange Commission on April 30, 2008 (the "Original Report"). On April 30, 2008, the Company filed the Original Report and in the Original Report furnished a copy of its earnings release announcing the results of the Company's operations for the fiscal quarter ended March 31, 2008. Following the filing of the Original Report, the Company discovered a mistake in the earnings release relating to the table showing the breakout of Company's revenue growth for the quarter among volume, price, fuel surcharge and acquisitions. The Company has issued a press release with the corrected revenue growth table, a copy of which is furnished as Exhibit 99.1 to this Amended Report.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated May 1, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCA Waste Corporation (Registrant)
May 1, 2008 (Date)	/s/ CHARLES A. CASALINOVA Charles A. Casalinova Senior Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated May 1, 2008